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                                                                  EXHIBIT 10.21c

                               THIRD AMENDMENT TO
                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                           DEFERRED COMPENSATION PLAN

         WHEREAS, O'Sullivan Industries Holdings, Inc. (the "Company") has established a nonqualified deferred compensation plan for the benefit of a select group of management and highly compensation employees; and

         WHEREAS, pursuant to the terms of the Plan, the Company reserved the right to amend the Plan from time to time in its discretion; and

         WHEREAS, the Plan was heretofore amended by the First Amendment dated effective as of July 1, 1997, and the Second Amendment dated effective as of November 30, 1999; and

         WHEREAS, the Company desires to further amend the Plan as set forth below;

         NOW, THEREFORE, effective for Plan Years beginning on and after July 1, 2000, Plan Section 3.1, Elective Deferral Contributions, is amended by adding the following new paragraph at the end of that Section:

                  "As a condition of participating in the Plan, each Participant shall be deemed to have elected to defer under this Plan the receipt of any amounts that become distributable to the Participant by reason of the Savings Plan exceeding the applicable limitations on elective deferrals and/or employer matching contributions under Sections 402(g), 401(k)(3) or 401(m)(2) of the Code and the Treasury regulations issued thereunder. Any such amounts deferred pursuant to the foregoing shall be credited to the Participant's Elective Deferral Contributions Account or Matching Contributions Account, as the case may be, as of the last day of the calendar month in which such amounts are distributed from the Savings Plan and shall be subject to all of the other terms and conditions of this Plan."

         IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the 2nd day of May, 2000.

                               O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                               By:         /s/ Richard D. Davidson
                                   ---------------------------------------------
                                             Richard D. Davidson
                                       President and Chief Executive Officer
ATTEST:

        /s/ Rowland H. Geddie, III
-----------------------------------------
          Rowland H. Geddie, III
    Vice President, General Counsel and
                 Secretary